Exhibit 10.9


                      AGREEMENT OF GUARANTY AND SURETYSHIP
                                  (COMPLETION)

                         (COLONIAL DOWNS HOLDINGS, INC.)


         THIS AGREEMENT OF GUARANTY AND SURETYSHIP (COMPLETION) (this "Agreement") is made as of the 26th day of June, 1997 by COLONIAL DOWNS HOLDINGS, INC., a Virginia corporation ("Guarantor"), to and for the benefit of PNC BANK, NATIONAL ASSOCIATION, a national banking association ("Lender").

                                   WITNESSETH:

         WHEREAS, as more fully set forth in a certain Construction Loan Agreement (the "Construction Loan Agreement") of even date herewith by and between Lender and Colonial Downs, L.P., a Virginia limited partnership, (the "Borrower"), Lender has agreed to make a construction loan (the "Construction Loan") to Borrower in the principal amount of $10,000,000;

         WHEREAS, as more fully set forth in a certain Revolving Line of Credit Agreement (the "Credit Agreement") of even date herewith between Borrower and Lender, Lender has agreed to make a revolving line of credit (the "Line of Credit") available to Borrower in a maximum principal amount not to exceed $5,000,000 (the Construction Loan Agreement and the Credit Agreement are sometimes hereinafter collectively referred to as the "Loan Agreements"); and

         WHEREAS, the execution and delivery of this Agreement is a condition precedent to Lender's making of the Construction Loan and the Line of Credit (the Construction Loan and the Line of Credit are hereinafter collectively referred to as the "Loans").

         NOW, THEREFORE, to induce Lender to make the Loans and for other good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, Guarantor hereby covenants and agrees as follows:

         1. Unless otherwise defined herein, all capitalized terms herein shall have the meanings ascribed to them in the Construction Loan Agreement.

         2. (a) Guarantor hereby unconditionally guarantees and becomes surety as though it were a primary obligor of all of the following (hereinafter collectively referred to as the "Guaranteed Obligations"):


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                  (i)    Borrower shall construct and complete the Improvements
                         in accordance with the Construction Loan Agreement and the Plans on or before the Completion Date, and shall pay all costs and expenses and shall pay, perform and discharge all liabilities and obligations contained in the Construction Loan Agreement with respect to the construction and completion of the Improvements;

                  (ii) Borrower shall at all times keep the Deed of Trust Property (as defined in the Deed of Trust and Security Agreement of even date herewith from Borrower and Guarantor to Lawyers Title Realty Services, Inc., a Virginia corporation, as Trustee for the benefit of Lender, [the "Deed of Trust"]) free and clear of all Liens and claims which may arise from or in any way relate to the construction and completion of the Improvements, including, without limitation, liens and claims of any and all persons and entities performing labor or furnishing materials, or both, with respect to the Improvements; and

                  (iii) Borrower shall promptly discharge all other obligations, liabilities, costs and expenses relating to the construction and completion of the Improvements.

                  (b) If Borrower does not do the matters specified in Paragraph 2 hereof on or before the times such matters are to be done by Borrower, Guarantor unconditionally and irrevocably covenants and agrees that he shall at his sole cost and expense:

                  (i) construct and complete the Improvements on or before the times required by, and otherwise in accordance with, the Construction Loan Agreement and the Plans, and pay all costs and expenses and discharge all liabilities with respect to such construction and completion;

                  (ii) remove all Liens and satisfy all claims which may arise from or in any way relate to the construction or completion of the Improvements, including, without limitation, the liens and claims of any and all persons and entities performing labor or furnishing materials, or both, with respect to the Improvements;

                  (iii) discharge the obligations, liabilities, costs and expenses referred to in Paragraphs 2(a)(i) and 2(a)(ii); and

                  (iv) pay all other costs and expenses related to the construction and completion of the Improvements, including all expenses incurred by or on behalf of Lender and all monies advanced by Lender, at its option, to secure, protect, partially complete or fully complete the Improvements.

         3. Lender shall have and may exercise, in addition to all other rights, privileges or remedies available to it hereunder and by Law, the specific rights and remedies, exercisable by Lender in its discretion, to sue for and obtain specific performance by Guarantor of Guarantor's covenants set forth herein, all at the sole cost of Guarantor.

         4. In the event of any default by Guarantor hereunder, Guarantor shall indemnify and defend Lender against and hold Lender harmless from all liability, damage, cost and expense,



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including costs of suit and attorneys' fees, which Lender may incur by reason of such default by Guarantor.

         5. Lender may, at its option, proceed to enforce this Agreement against Guarantor in the first instance without first proceeding against Borrower or any other person and without first resorting to any security held by Lender as security or to any other remedies, and the liability of Guarantor hereunder shall be in no manner affected or impaired by any failure, delay, neglect, omission or election by Lender not to realize upon or pursue any persons or security liable for the Secured Obligations (as defined in the Deed of Trust) or the other obligations of Borrower under the Loan Agreements or other Loan Documents.

         6. Lender, from time to time and before or after any Event of Default by Borrower under the Loan Agreements and with or without further notice to or assent from Guarantor and without in any manner affecting the liability of Guarantor and upon such terms and conditions as it may deem advisable, may: (a) extend in whole or in part (by renewal or otherwise), modify, accelerate, change or release (or consent to any of the foregoing) the Loan Documents and any other agreements, documents or instruments in any way related to the Guaranteed Obligations and any other indebtedness, liability or obligation of Borrower or of any other person secondarily or otherwise liable for any such indebtedness, liability or obligation of Borrower, or waive any default with respect thereto;
(b) sell, release, surrender, modify, impair, exchange, substitute or extend any and all security at any time held by Lender as security for the payment or performance of the Secured Obligations and any other indebtedness, liability or obligation of Borrower to Lender; and (c) settle, adjust or compromise any claim of Lender against Borrower or any other person secondarily or otherwise liable for the Secured Obligations or Guaranteed Obligations or any other indebtedness, liability or obligation of Borrower. Guarantor hereby ratifies and confirms any such extension, renewal, change, release, waiver, surrender, exchange, modification, impairment, substitution, settlement, adjustment, compromise or consent and agrees that the same shall be binding upon Guarantor, and Guarantor hereby expressly waives any and all defenses, counterclaims or offsets which Guarantor might or could have by reason thereof, it being understood that Guarantor shall at all times be bound by this Agreement and remain liable to Lender hereunder until all of the Guaranteed Obligations hereunder shall have been performed in full. Guarantor agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by any circumstances which otherwise would constitute an equitable discharge of Guarantor as surety or guarantor.

         7. Lender may, without the consent of Guarantor, at any time and from time to time, (a) agree with Borrower to amend any provisions of the Loan Agreements, any other Loan Documents and any other agreements, instruments or documents relating in any way to the Secured Obligations, including any change in the interest rate therein, any change in the time or manner of payment thereunder and any change in the obligations to be performed thereunder, (b) make any agreement with Borrower for the extension, renewal, modification, payment, compounding, compromise, discharge, exchange, settlement, waiver or release of any provision of the Loan Agreements, Loan Documents and any other agreements, documents or instruments relating in any way to the Secured Obligations, or of any person liable for or any security for the performance of any of the Secured Obligations or Guaranteed Obligations, without notice to or the consent of Guarantor, and (c) without limiting the generality of the foregoing, surrender to



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Borrower, or deal with or modify the form of, any security which Lender may at any time hold to secure the performance of any of the Secured Obligations or Guaranteed Obligations, and the obligations herein undertaken by Guarantor shall not be impaired or affected by any of the foregoing, but shall include any other obligations thereby undertaken by the Borrower.

         8. Guarantor hereby waives all requirements that Lender shall institute any action or proceedings at law or in equity against Borrower or anyone else or with respect to any other security held by Lender as a condition precedent to bringing an action against Guarantor upon this Agreement, and Guarantor further agrees to make and perform his obligations hereunder whether or not any one or more of the following events have occurred: (a) Lender has made any demand on Borrower; (b) Lender has taken any action of any nature against or has pursued any rights which Lender has against any other person, partnership, corporation, association or entity who may be liable for performance of the Guaranteed Obligations; (c) Lender holds or has resorted to any security for the Secured Obligations or Guaranteed Obligations; or (d) Lender has invoked any other remedies or rights Lender has available with respect to the Secured Obligations or the Guaranteed Obligations. Guarantor's obligations hereunder as guarantor and surety are unconditional, and Guarantor agrees to perform the same even if the Loan Agreements, any other Loan Document or any other agreement, document or instrument relating in any way to the Secured Obligations or Guaranteed Obligations is for any reason invalid or unenforceable. All remedies afforded to Lender by reason of this Agreement are separate and cumulative remedies, and none of such remedies, whether exercised by the Lender or not, shall be deemed to be in exclusion of any one of the other remedies available to Lender, and shall not in any way limit or prejudice any other legal or equitable remedy available to Lender.

         9. Guarantor shall not be released by any act or thing which might, but for this provision of this Agreement, be deemed to be an equitable discharge of a surety or guarantor, or by reason of any waiver, extension, modification, forbearance or delay of Lender or its failure to proceed promptly or otherwise in the enforcement of the Loan Agreements, any other Loan Document or any other agreement, document or instrument relating in any way to the Guaranteed Obligations, and Guarantor hereby expressly waives and surrenders any defense to its liability under this Agreement based upon any of the foregoing acts, things, agreements or waivers.

         10. Guarantor hereby waives presentment for payment, demand, protest, notice of protest and of dishonor, notice of acceptance hereof, and all other notices now or hereafter provided by Law.

         11. Guarantor represents and warrants to Lender that until the Guaranteed Obligations are performed and paid for in full, Guarantor shall not sell, assign, give, mortgage, pledge, transfer or otherwise dispose of a material portion of his assets for less than adequate consideration.

         12. Guarantor hereby agrees that this instrument contains the entire agreement between the parties and there is and can be no other oral or written agreement or understanding whereby the provisions of this instrument have been or can be affected, varied, waived or modified in any manner unless the same be set forth in writing and signed by Lender,



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and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         13. This Agreement is and shall be deemed to be a contract entered into under and pursuant to the laws of the Commonwealth of Pennsylvania and shall be binding upon Guarantor and its heirs, personal representatives, successors and assigns. Guarantor agrees that the Court of Common Pleas of Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania shall have nonexclusive jurisdiction and venue with respect to all actions by or against Guarantor under or pursuant to this Agreement and hereby consents to the jurisdiction of such courts and to service of process, effective upon receipt by personal service, overnight express delivery or registered or certified mail to Guarantor at the address given below Guarantor's signature hereto. Guarantor shall promptly notify Lender in writing of any change in Guarantor's address. This Agreement shall not be recorded by either the Guarantor or Lender.

         14. Guarantor shall not, by reason of the performance of the terms and provisions of this Agreement, succeed to or be subrogated to the rights and privileges of Lender against Borrower or be deemed to be the successor or assign of Lender, unless and until each and every indebtedness, liability and obligation of Borrower to Lender shall have been fully paid, performed and discharged.

         15. No delay on the part of Lender in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights. All of the rights, powers and remedies hereunder and under any other agreement entered into between Guarantor and Lender, and notwithstanding whether such rights, powers and remedies arise by virtue of nonpayment of the indebtedness, liability and obligations or otherwise, shall be cumulative and not alternative; and such rights, powers and remedies shall be in addition to all of Lender's rights, powers and remedies provided by Law.

         16. Guarantor agrees to pay all costs and expenses which may be incurred by Lender, its successors and assigns in the successful enforcement of this Agreement or otherwise relating to this Agreement, including, but not limited to, attorneys' fees through and including the costs of any appeals and any appellate costs and regardless of whether any specific legal proceedings shall be commenced in connection therewith.

         17. To the extent disclosed in the opinion letters delivered to Lender in connection with the Loans, Guarantor hereby represents and warrants that this Agreement constitutes the legal, valid and binding obligation of Guarantor, enforceable against it and its successors and assigns in accordance with its terms.

         18. This Agreement is irrevocable.

         19. Guarantor waives all exemption rights which it may have under or by virtue of the Constitution or the Laws of the United States of America or of any state against this Agreement, any renewal hereof, or any indebtedness or liability represented hereby.

         20. This Agreement shall not be deemed to affect, limit, modify or otherwise have any impact or effect upon, or be affected, limited or modified by, any other agreement of guaranty or suretyship given by Guarantor with respect to the Loan or other obligations under the Loan Documents. Notwithstanding anything to the contrary herein contained, this Agreement shall be deemed supplemental to, and not in derogation of, any such agreement of guaranty or suretyship or any other instrument now or hereafter executed by Guarantor in favor of Lender.

         21. In case any one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity of the remaining provisions shall be in no way affected, prejudiced or disturbed thereby.

         22. Guarantor recognizes that this Agreement when executed constitutes a sealed instrument and, as a result, will be enforceable as such without regard to any statute of limitations which might otherwise be applicable and without any consideration.

         23. GUARANTOR WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON OR RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS RELATED TO ANY OF THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. GUARANTOR AGREES THAT THE OBLIGATIONS EVIDENCED BY THIS AGREEMENT ARE EXEMPTED TRANSACTIONS UNDER THE TRUTH-IN-LENDING ACT, 15 U.S.C. SECTION 1061 ET SEQ.

         24. In no event will the Guarantor's obligations and liabilities under this Agreement be released or in any way affected by the exercise of any rights of Chesapeake Forest Products Company ("Chesapeake") or Delmarva Properties, Inc. ("Delmarva"), under the Deed, including, without limitation, any rights which Chesapeake or Delmarva may have to cause a conveyance or reconveyance of the Project to one or both of them or to assume the Loans.

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                            LEFT INTENTIONALLY BLANK]


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         IN WITNESS WHEREOF, Guarantor, intending to be legally bound, has executed this Agreement as of the 26th day of June, 1997.


WITNESS:                                 COLONIAL DOWNS HOLDINGS, INC.,
                                         a Virginia corporation


                                         By:  /s/ Jeffrey P. Jacobs
                                             --------------------------
                                         Name:   Jeffrey P. Jacobs
                                         Title:  CEO

                                         Address:

                                         3610 N. Courthouse Road
                                         P.O. Box 456
                                         Providence Forge, VA 23140
                                         Attn:  O.J. Peterson



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                       STATE OF )
                                )SS
                      COUNTY OF )

         On this _______ day of _________________, 1997, before me, a notary public, personally appeared _____________________, who acknowledged himself to be the __________________ of COLONIAL DOWNS HOLDINGS, INC., a Virginia corporation, and that he, as such officer, executed the foregoing instrument on behalf of such corporation for the purposes therein contained.


         IN WITNESS WHEREOF, I hereunto set my hand and official seal.





                                                 ---------------------------
                                                  Notary Public


My Commission expires:


--------------------------